POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Trustee and/or officer of The Willamette Funds, a Delaware business trust (the "Trust"), does hereby constitute and appoint Keith T. Robinson, Michael Pappas, Ryan Louvar, and Stephanie Beckner, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the "Securities") and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 26, 2001

/s/ Timothy C. Phillips
----------------------------
Timothy C. Phillips, Trustee

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Trustee and/or officer of The Willamette Funds, a Delaware business trust (the "Trust"), does hereby constitute and appoint Keith T. Robinson, Michael Pappas, Ryan Louvar, and Stephanie Beckner, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the "Securities") and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 26, 2001

/s/ James T. Smith
-----------------------
James T. Smith, Trustee

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Trustee and/or officer of The Willamette Funds, a Delaware business trust (the "Trust"), does hereby constitute and appoint Keith T. Robinson, Michael Pappas, Ryan Louvar, and Stephanie Beckner, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the "Securities") and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 26, 2001

/s/ Michael Dura
---------------------
Michael Dura, Trustee

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Trustee and/or officer of The Willamette Funds, a Delaware business trust (the "Trust"), does hereby constitute and appoint Keith T. Robinson, Michael Pappas, Ryan Louvar, and Stephanie Beckner, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the "Securities") and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 26, 2001

/s/ Donald J. Clarke
-------------------------
Donald J. Clarke, Trustee